UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 28, 2016, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2016. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2016, the Company’s Board of Directors (the “Board”) appointed Michael Burkland to the Board as a Class II director and to the Audit Committee, effective upon completion of the Company’s 2016 annual meeting of stockholders to be held on June 1, 2016.

There is no arrangement or understanding with any person pursuant to which Mr. Burkland was appointed as a member of the Board. There are also no family relationships between Mr. Burkland and any director or executive officer of the Company, and Mr. Burkland has no direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Burkland will receive cash compensation in accordance with the Company’s existing compensation policy for non-employee directors, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2016. The Company also intends to enter into its standard form of indemnification agreement with Mr. Burkland. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 2011.

A copy of the press release announcing Mr. Burkland’s appointment is attached as Exhibit 99.02 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.01	Press release dated April 28, 2016 regarding the Company’s financial results for the quarter ended March 31, 2016.

99.02	Press release dated April 28, 2016 regarding the appointment of Mr. Burkland to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: April 28, 2016	By:	/s/ Justin Spencer
Justin Spencer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated April 28, 2016 regarding the Company’s financial results for the quarter ended March 31, 2016.

99.02	Press release dated April 28, 2016 regarding the appointment of Mr. Burkland to the Company’s Board of Directors.

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